UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2011

SEAFARER EXPLORATION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-29461	73-1556428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Kyle Kennedy
Chief Executive Officer
14497 N. Dale Mabry Hwy.
Suite 209N
Tampa, Florida 33618

(Address of principal executive offices) (Zip Code)

(813) 448-3577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -	Other Events
Item 8.01.	Other Events.

Seafarer Exploration Corp. (OTCBB:SFRX.ob - News) (“Seafarer”) has received from the Florida Division of Historical Resources a 1A-31 Recovery Permit (the “Permit”). The Permit is active through April 25, 2014. The Permit authorizes Seafarer to dig and recover artifacts from the designated site at Juno Beach, Florida. Seafarer will utilize propwash deflectors (blowers), dredges and other smaller specialized digging equipment for such sensitive archaeological work. Seafarer obtained the Permit with Tulco Resources, Ltd. (“Tulco”) and will work in cooperation with Tulco to recover artifacts from the designated site.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEAFARER EXPLORATION CORP.

Date: May 6, 2011	By:	/s/ Kyle Kennedy
Name: Kyle Kennedy
Title: Chief Executive Officer